UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2026

EAGLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7500 Old Georgetown Road, 15th Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
(301) 986-1800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grants under the Company’s 2025 Equity Incentive Plan:

(e) On February 19, 2026, the Compensation Committee of the Board of Directors of Eagle Bancorp, Inc. (the “Company”) approved the grant of annual long-term incentive awards comprising options (“Options”), restricted stock units (“RSUs”), and performance-based restricted stock units (“PSUs”) under the Company’s 2025 Equity Incentive Plan (the “Plan”) to the Company’s continuing named executive officers.

Such awards included Options to purchase Company common stock at an exercise price of $26.45 in the following amounts: (i) 15,684 options to Susan G. Riel; (ii) 10,580 options to Eric R. Newell; (iii) 8,513 options to Evelyn Lee; and (iv) 9,764 options to Ryan A. Riel. The Options consist of a mix of incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”). The Options are scheduled to vest in three equal annual installments beginning on February 19, 2027, have an expiration date of February 19, 2036, and are subject to the terms and conditions of the Plan and applicable award agreements. The ISOs are subject to the terms and conditions of the Plan and an award agreement materially consistent with the terms of the previously disclosed award agreement for ISOs in Exhibit 10.3 of the Company’s Form S-8 filed with the Securities and Exchange Commission on May 15, 2025 (the “Form S-8”). The NQSOs are subject to the terms and conditions of the Plan and an award agreement materially consistent with the terms of the previously disclosed award agreement for NQSOs in Exhibit 10.2 of the Form S-8.

Such awards also included PSUs in the following amounts: (i) 23,340 PSUs to Susan G. Riel; (ii) 15,745 PSUs to Eric R. Newell; (iii) 12,670 PSUs to Evelyn Lee; and (iv) 14,531 PSUs to Ryan A. Riel. The PSUs are earned based on a three-year performance period (January 1, 2026 – December 31, 2028) based on equally weighted performance metrics tied to the Company’s relative total shareholder return and earnings per share growth. The PSUs are subject to the terms and conditions of the Plan and an award agreement in the form attached hereto as Exhibit 10.1.

Such awards also included RSUs in the following amounts: (i) 7,780 RSUs to Susan G. Riel; (ii) 5,248 RSUs to Eric R. Newell; (iii) 4,223 RSUs to Evelyn Lee; and (iv) 4,843 RSUs to Ryan A. Riel. The RSUs are scheduled to vest in three equal annual installments commencing on the first anniversary of the grant date and are subject to the terms and conditions of the Plan and an award agreement in the form attached hereto as Exhibit 10.2.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Executive Officer Performance Vested Restricted Stock Unit Award Agreement under the Eagle Bancorp, Inc. 2025 Equity Incentive Plan
10.2	Form of Executive Officer Time Vested Restricted Stock Unit Award Agreement under the Eagle Bancorp, Inc. 2025 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP INC.

Date: February 25, 2026	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President, Chief Financial Officer